                                                                     EXHIBIT 14a



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of Registration Statement File No. 811-05045 for the Hartford Index HLS Fund, Inc. on Form N-14.



Hartford, Connecticut
March 20, 2002                               ARTHUR ANDERSEN LLP